JURIKA & VOYLES FUND GROUP
                         1999 Harrison Street, Suite 700
                            Oakland, California 94612
                                 (800) 584-6878

                            Notice of Special Meeting
                           To Be Held December 5, 1996

To the shareholders of Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value + Growth Fund and Jurika & Voyles Balanced Fund (each, a "Fund" and collectively, the "Funds"), each a separate series of Jurika & Voyles Fund Group (the "Trust"), for a Special Meeting of each Fund to be held on December 5, 1996:


         Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of each Fund, will be held on December 5, 1996, at 10:00 a.m., Pacific Standard Time, at the offices of the Trust, 1999 Harrison Street, Suite 700, Oakland, California 94612. At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote:

1. To approve or disapprove a new Investment Management Agreement between each Fund and J.V. Partners, L.P. ("New Jurika & Voyles") pursuant to which New Jurika & Voyles will act as adviser with respect to the assets of each Fund, to become effective upon the acquisition of the assets of Jurika & Voyles, Inc. by New England Investment Companies, L.P.;

2. To elect three additional disinterested Trustees to the Board of Trustees; and

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on October 17, 1996 are entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund will vote separately to approve or disapprove proposal no. 1, but will vote together with respect to the nominees named in proposal no. 2. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                               By Order of the Board of Trustees

                               William K. Jurika
                               Chairman and Principal Executive Officer
Oakland, California
November 1, 1996

                           JURIKA & VOYLES FUND GROUP
                         1999 Harrison Street, Suite 700
                            Oakland, California 94612
                                 (800) 584-6878



                                 PROXY STATEMENT


To the shareholders of Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value + Growth Fund and Jurika & Voyles Balanced Fund (each, a "Fund" and collectively, the "Funds"), each a separate diversified series of Jurika & Voyles Fund Group (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of each Fund to be held on December 5, 1996:


         This Proxy Statement is furnished by the Trust to the shareholders of each Fund. This Proxy Statement is furnished on behalf of the Trust's Board of Trustees in connection with each Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of each Fund (the "Meeting") to be held on December 5, 1996 at 10:00 a.m., Pacific Standard Time, at the offices of the Trust, 1999 Harrison Street, Suite 700, Oakland, California 94612 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is November 1, 1996. At the Meeting, the shareholders of each Fund will be asked:

         1. To approve or disapprove a new investment advisory agreement between each Fund and J.V. Partners, L.P. ("New Jurika & Voyles") pursuant to which New Jurika & Voyles will act as adviser with respect to the assets of each Fund, to become effective upon the acquisition of the assets of Jurika & Voyles, Inc. ("Jurika & Voyles") by New England Investment Companies, L.P. ("NEIC");

         2. To elect three additional disinterested Trustees to the Board of Trustees; and

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of each Fund will vote separately to approve or disapprove proposal no. 1 but will vote together with respect to the nominees named in proposal no. 2.

         Any voting instructions given to a Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of each Fund held of record by such persons. Jurika & Voyles or NEIC may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the parties to the Partnership Admission Agreement (defined and described below) and not by any Fund or the Trust.

         Shareholders of each Fund at the close of business on October 17, 1996 will be entitled to be present and vote at the Meeting. As of that date, there were: ___________ shares of Jurika & Voyles Mini-Cap Fund, ________ shares of Jurika & Voyles Value + Growth Fund and ________ shares of Jurika & Voyles Balanced Fund outstanding and entitled to vote, representing total net assets of approximately $_________, $_________ and $_________, respectively.

         To the knowledge of the Trust's management, as of October 17, 1996 the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.
[CONFIRM]

         To the knowledge of the Trust's management, as of October 17, 1996, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were as follows: [TO BE COMPLETED].

         Each Fund's current investment adviser is Jurika & Voyles, Inc., 1999 Harrison Street, Suite 700, Oakland, California 94612. Each Fund's distributor is First Fund Distributors, Inc., 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018. Each Fund's administrator is Investment Company Administration Corporation, 2025 East Financial Way, Suite 101, Glendora, California 91741.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR proposal no. 1 and all nominees in proposal no. 2 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                 PROPOSAL NO. 1:
                                 ---------------
                      APPROVAL OR DISAPPROVAL OF INVESTMENT
                           ADVISORY AGREEMENT BETWEEN
                            EACH FUND AND THE ADVISER

Background
----------

         General. The Meeting has been called for the purpose of considering a new advisory agreement for each Fund as a result of a proposed transaction (the "Proposed Transaction") whereby NEIC would acquire substantially all of the assets of Jurika & Voyles, the current investment adviser of each Fund. NEIC would then contribute such assets to J.V. Partners, L.P. ("New Jurika & Voyles"), a limited partnership, of which NEIC is the sole limited partner and J.V. Asset Management, Inc., a wholly owned subsidiary of an affiliate of NEIC, is the sole general partner, which would carry on the business of Jurika & Voyles under Jurika & Voyles' current name. (Jurika & Voyles, Inc. and J.V. Partners, L.P. are hereinafter sometimes collectively referred to as the "Adviser"). The Proposed Transaction represents an ownership change and, as such, has the effect of terminating the existing Investment Management Agreement with respect to each Fund. Accordingly, shareholders of each Fund are being asked to approve a new Investment Management Agreement (the "New Advisory Agreement") with respect to the relevant Fund. The New Advisory Agreement embodies exactly the same terms and fees with New Jurika & Voyles. The Trust's Board of Trustees has approved the New Advisory Agreement, subject to approval by the shareholders of each Fund, to become effective on the consummation of the Proposed Transaction.

Existing Advisory Agreement
---------------------------

         Jurika & Voyles currently serves as the adviser for each Fund under an Investment Management Agreement (the "Existing Advisory Agreement") dated September 30, 1994. The Existing Advisory Agreement provides for its automatic termination in the event of a legal assignment. A change in ownership of the Adviser would constitute a legal assignment for this purpose. The initial shareholder of each Fund approved the Existing Advisory Agreement on September 30, 1994. The Board of Trustees of the Trust, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Advisory Agreement on July 31, 1996. Under the Existing Advisory Agreement, Jurika & Voyles is entitled to receive from each Fund fees at the following annual percentages of average net assets: Mini-Cap Fund, 1.00%; Value + Growth Fund, 0.85%; and Balanced Fund, 0.85%.

New Advisory Agreement
----------------------

         Except for different effective and termination dates, the terms of the New Advisory Agreement are identical in all respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         Under the New Advisory Agreement, the Adviser will provide certain investment advisory services to each Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Trustees of the Trust.

         As compensation for its services to each Fund under the New Advisory Agreement, the Adviser will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreement described above. The New Advisory Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party. The New Advisory Agreement provides that it may be terminated with respect to a Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the relevant Fund.

         The Adviser will provide, at its expense, personnel to serve as officers of the Trust who are affiliated persons of the Adviser, and office space, facilities and equipment for carrying out its duties under the New Advisory Agreement. All other expenses incurred in the operation of each Fund will be borne by the relevant Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

         Each Fund offers two separate classes of shares: Class K and Class J. Each class of shares of a Fund is responsible for paying the pro-rata share of Fund expenses attributable to such shares as well as class-specific expenses. Although the Adviser is not required to do so, the New Advisory Agreement, like the Existing Advisory Agreement, permits the Adviser to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed voluntary expense limits. The Adviser has agreed to observe the following expense limits:


                              Class K                         Class J
                              -------                         -------

Mini-Cap Fund                 1.75%                           1.50%

Value + Growth Fund           1.50%                           1.25%

Balanced Fund                 1.50%                           1.25%

         These limitations are described in the applicable prospectus for each Fund and are voluntary by the Adviser. The Adviser may remove these limitations at any time by amending the prospectus and notifying shareholders.

         Operating expenses,  as defined in the New Advisory Agreement,  exclude
(i) interest, (ii) taxes, (iii) expenditures for brokerage services, (iv) any extraordinary expenses and (v) sales charges and distribution fees.

         The New Advisory Agreement provides that the Adviser shall have no liability to the Fund or any shareholders of the Fund for any act or omission in the course of or in connection with rendering services under the Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser of its duties under the New Advisory Agreement ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreement provides that the Fund shall indemnify the Adviser and its employees, officers and directors from any liability arising from the Adviser's conduct under the New Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

The Partnership Admission Agreement
-----------------------------------

         NEIC,  Jurika & Voyles  and the  stockholders  of Jurika & Voyles  (the
"Stockholders")1 have entered into a partnership admission agreement (the "Partnership Admission Agreement") which provides for the business of Jurika & Voyles to be transferred to J.V. Partners, L.P., or "New Jurika & Voyles," a limited partnership of which NEIC is the sole limited partner and J.V. Asset Management, Inc., a wholly owned subsidiary of an affiliate of NEIC, is the sole general partner. In addition, the Partnership Admission Agreement contemplates that certain key personnel of Jurika & Voyles will enter into employment agreements with New Jurika & Voyles. This will ensure that New Jurika & Voyles will continue to operate with the same investment personnel and officers as Jurika & Voyles. The same persons who are presently responsible for the investment policies of the Adviser will continue to direct the investment policies of the Adviser following the acquisition. No changes in the Adviser's method of operation, or the location where it conducts its business, are contemplated.

         The Partnership Admission Agreement provides that Jurika & Voyles will sell to NEIC substantially all of the assets of Jurika & Voyles, including advisory contracts, customer lists, books, records and the exclusive right to use the name of Jurika & Voyles as all or part of a trade or corporate name. The purchase price is payable in a combination of cash and

_______________________

1 The stockholders are William K. Jurika, Glenn C. Voyles, James Christensen, Candace Tom, Karl O. Mills, Cheryl Noriye, Chris Bittman, Steve Cullen, Hugh Burton, Greg Welch, Phil Cox, Paul Meeks and Sandra Ribble.

2,260,900 limited partnership units ("L.P. Units") in NEIC. The cash portion of the purchase price is approximately $43.0 million. The L.P. Units would have a value of $57.4 million (based on the October 15, 1996 New York Stock Exchange closing sale price for the L.P. Units). In addition, NEIC has agreed to make additional deferred purchase price payments in the form of incentives tied to revenue targets over the next three years. Those contingent deferred payments would total $__ million if the revenue of New Jurika & Voyles were to stay the same as the revenue of Jurika & Voyles.

Legal Requirements Under the Investment Company Act
---------------------------------------------------

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Proposed Transaction. In the Partnership Admission Agreement, Jurika & Voyles and NEIC have agreed not to take or recommend any action that would cause the imposition of an unfair burden on any Fund.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. In the Partnership Admission Agreement, Jurika & Voyles and NEIC have agreed to use their best efforts to ensure that the second condition is met.

         There are a number of conditions precedent to the closing of the Proposed Transaction. Such conditions include, among other things, that all regulatory approvals and all third-party consents will have been duly and properly obtained, and that consents required will have been obtained from a specified percentage of Jurika & Voyles' current clients, including the Funds among others, as required by applicable law.

         If the conditions for the Proposed Transaction are not met and the acquisition is not completed, the Existing Advisory Agreement will remain in effect. If the acquisition is completed but the New Advisory Agreement is not approved by each Fund's shareholders, the Trustees will promptly seek to enter into a new advisory arrangement for each Fund, subject to approval by the Fund's shareholders.

         During the fiscal year ended June 30, 1996, Jurika & Voyles earned advisory fees under the Existing Advisory Agreement in the following amounts:
Jurika & Voyles Mini-Cap Fund, $333,678; Jurika & Voyles Value + Growth Fund, $177,120; and Jurika & Voyles Balanced Fund, $303,673. However, Jurika & Voyles reimbursed each Fund $79,036, $130,535 and $60,481, respectively, for that fiscal year.

Information on the Adviser and NEIC
-----------------------------------

         Jurika & Voyles, Inc., a California corporation with offices at 1999 Harrison Street, Suite 700, Oakland, California 94612, is owned by the
Stockholders (as defined above). Jurika & Voyles is registered under the Investment Advisers Act of 1940 (the "Advisers Act"). J.V. Partners, L.P. (New Jurika & Voyles), a Delaware limited partnership, will, as of the closing date of the Proposed Transaction, be registered under the Advisers Act, have the same address as and employ the same key personnel as Jurika & Voyles did previously. The New Advisory Agreement was approved by the Board of Trustees of the Fund, including a majority of the non-interested Trustees2, at a special meeting held for such purpose on October 18, 1996, and is now being submitted for approval by the shareholders of each Fund. The Board of Trustees of the Trust, at a meeting held on October 18, 1996, recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for approval.

         The Adviser's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.

Name and Position with Jurika & Voyles  Principal Occupation
--------------------------------------------------------------------------------
William K. Jurika                 Principal, President and portfolio manager at
President                         Jurika & Voyles since 1983.

Glenn C. Voyles                   Principal, Chairman and portfolio manager at
Chairman                          Jurika & Voyles since 1983.

Karl O. Mills                     Principal, Senior Vice President and portfolio
Senior Vice President             manger at Jurika & Voyles since 1988.


         After the acquisition, New Jurika & Voyles will be a limited partnership whose sole limited partner is NEIC and whose sole general partner is J.V. Asset Management, Inc., a wholly owned subsidiary of an affiliate of NEIC. NEIC is a publicly traded limited partnership whose general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"). Met Life also owns a majority of the limited partnership interests in NEIC. NEIC is a holding company for several investment management firms including Loomis, Sayles & Company, Reich & Tang L.P., Copley Real Estate Advisors, Back Bay Advisors, Harris Associates, Vaughan, Nelson

______________________

2 Non-interested trustees are those trustees who are not parties to the New Advisory Agreement, or interested persons of such parties (such as an officer or employee of the Fund or Adviser).

Scarborough & McConnell and Westpeak Investment Advisors. NEIC's subsidiaries and an affiliated firm, Capital Growth Management Limited Partnership, currently manage approximately $[86] billion in investments, including approximately $[18] billion of mutual fund assets. [UPDATE FIGURES]

Trustees' Consideration
-----------------------

         The Board of Trustees of the Trust believes that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Trust, each Fund and the shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by the shareholders of each Fund of the New Advisory Agreement between New Jurika & Voyles and each Fund. In making this recommendation, the Trustees carefully evaluated the experience of the Adviser's key personnel in portfolio management, the quality of services the Adviser is expected to provide to the Funds, and the compensation proposed to be paid to the Adviser, and have given careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Funds since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Funds by the Adviser; (4) the particular investment objective and policies of each Fund; (5) that the compensation payable to the Adviser by each Fund under the proposed New Advisory Agreement will be at the same rate as the compensation now payable by such Fund to the Adviser under the Existing Advisory Agreement; (6) that the terms of the Existing Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates; (7) the history, reputation, qualification and background of the Adviser and NEIC, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of the parties to the Partnership Admission Agreement to pay or reimburse each Fund for the expenses incurred in connection with the Proposed Transaction; (9) Jurika & Voyles' investment performance record; (10) the benefits expected to be realized as a result of the Adviser's affiliation with NEIC, including the resources of NEIC that would be available to the Adviser; and (11) other factors deemed relevant.

         Jurika & Voyles has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Transaction. Accordingly, the Board of Trustees believes that each Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those it currently receives under the Existing Advisory Agreement, at the same fee levels.

Recommendation and Required Vote
--------------------------------

         At the Meeting, shareholders of each Fund will vote separately on the proposed New Advisory Agreement. The Board of Trustees of the Trust recommends that the shareholders of each Fund approve the New Advisory Agreement. The affirmative vote of the holders of a majority of the net asset value of the outstanding shares of each Fund is required to approve the New Advisory Agreement with respect to such Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the net asset value of the shares represented at the meeting if more than 50% of such net asset value of the outstanding shares is represented, or (ii) shares representing more than 50% of such net asset value. Abstentions will count as votes present at the Meeting. Broker non-votes, however, will not count as votes present.


         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT.

                                 *  *  *  *  *



                                 PROPOSAL NO. 2:
                                 ---------------
                       TO ELECT THREE ADDITIONAL TRUSTEES
                            TO THE BOARD OF TRUSTEES

         The Investment Company Act provides that, for three years following the sale of control of an investment adviser to a mutual fund, no more than 25% of the directors or trustees may be interested persons, as defined in the Act. Currently, the Board of Trustees is composed of three interested and three disinterested Trustees. In order to satisfy the requirement of the Act that at least 75% of the Trustees be disinterested persons, it is expected that (1) one interested Trustee will resign; (2) another interested Trustee will be replaced by a representative of NEIC, who will be elected by the full Board; and (3) three additional disinterested Trustees will be elected, with the result that 75%, or six out of eight, of the Trustees will be disinterested, as required by the Act.

         In addition, the Act requires that at least a majority of the Trustees of the Trust be elected by shareholders and that Trustees added to the Board to fill vacancies created by the 75% requirement must be elected by shareholders. All of the current Trustees were elected by the initial shareholder of each Fund on September 20, 1994.

         At the Meeting, three nominees for Trustee will be submitted for election. Each nominee has been selected and nominated by the current disinterested Trustees. Each Trustee so elected will hold office until his or her successor is elected and qualifies, or until his or her term as Trustee is terminated as provided in the Trust's By-Laws. Each of the three nominees listed below for election to the Board of Trustees has consented to be nominated and to serve, if elected, as Trustee. If any nominee is unavailable to serve as Trustee, the proxies will be voted for such other person as the Board of Trustees may recommend. The Trust currently knows of no reason why any nominee listed below will be unable to serve if elected.

         The following table sets forth information with respect to the nominees for election as Trustees:


                                            Principal Occupation(s) During            Shares of the Funds Beneficially
Nominee                          Age        Past 5 Years and Directorships            Owned as of October 17, 1996
-------                          ---        ------------------------------            --------------------------------
William H. Plageman, Jr.         53         Partner, William H. Plageman, Jr.
Suite 2700                                  & Associates (law firm).  From
1999 Harrison Street,                       _______ until ______, Mr.
Oakland, CA  94612                          Plageman was the managing
                                            partner of the Oakland office of
                                            the Thelen, Marrin, Johnson &
                                            Bridges law firm.  Mr. Plageman
                                            specializes in probate, trust and
                                            estate law.

Judy G. Barber                              Family business consultant and
JGB Associates                              licensed Marriage and Family
Suite B                                     Counselor, JGB Associates
1515 Fourth St.                             (consulting).  Ms. Barber
Napa, CA  94559                             specializes in business and other
                                            consulting for high net worth
                                            families and individuals.

Paul R. Witkay                              President, Renaissance Executive
Renaissance Executive                       Forums (executive meeting
Forums                                      organizer).  From _____ until
Suite 290                                   _____ President and principal
2121 N. California Blvd.                    shareholder of Witkay Associates
Walnut Creek, CA  94596                     (consulting); from _____ until
                                            _____, Mr. Witkay was the
                                            ________ of _________ (petroleum
                                            company).

Recommendation and Required Vote
--------------------------------

         At the Meeting, shareholders of all Funds will vote together on the nominees for additional Trustees. The Board of Trustees and the independent Trustees recommend that the shareholders elect each nominee. The three nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. Votes are counted using the net asset value of shares voted, also known as dollar-based voting.

Trustee Compensation
--------------------

         The Trust pays each disinterested Trustee an annual fee of $5,000, plus $500 per meeting attended, plus reimbursement for out-of-pocket expenses incurred in connection with travel and attendance at Board meetings. The Trust has not adopted a pension plan or any other plan that would afford benefits in any way to its Trustees. No officer or employee of the Adviser receives any compensation from the Trust for acting as Trustee of the Trust. Set forth below are the total fees which were paid to each of the Trustees who were not "interested persons" during the fiscal year ended June 30, 1996.

                             Aggregate            Total Compensation from
Name of Trustee       Compensation from Trust     Trust and Fund Complex(3)
---------------       -----------------------     ------------------------

Darlene T. DeRemer            $7,000                      $7,000

Robert E. Bond                $7,000                      $7,000

Bruce M. Mowat                $7,000                      $7,000



Additional Information on the Trust and the Adviser
---------------------------------------------------

         The following is a listing of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Adviser, if any:


Name                           Position with Trust                                         Position with Adviser
----                           -------------------                                         ---------------------
William K. Jurika              Chairman and Principal Executive Officer                    President

Glenn C. Voyles                Trustee and President                                       Chairman

Karl O. Mills                  Executive Vice President, Treasurer, Secretary,             Senior Vice President
                               Principal Financial and Principal Accounting Officer

Darlene T. DeRemer             Trustee                                                     n/a

Robert E. Bond                 Trustee                                                     n/a

Bruce M. Mowat                 Trustee                                                     n/a

         Messrs. Jurika, Voyles and Mills will hold the same positions with the Adviser after the acquisition.

         With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, since July 1, 1995, no Trustee of the Trust has had any direct or indirect interest in any transaction with New Jurika & Voyles, NEIC or any parent or subsidiary of either. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.


____________________

3 This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Trustees for the Trust's most recently completed fiscal year. No Trustee served on the Board of Trustees of another investment company managed by the Adviser.

                               GENERAL INFORMATION


Other Matters to Come Before the Meeting
----------------------------------------

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals
---------------------

         The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

Reports to Shareholders
-----------------------

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust, and the most recent Semi-Annual
Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to the Trust, Jurika & Voyles, Inc., 1999 Harrison Street, Suite 700, Oakland, California 94612, (800) 852-1991 (toll free).



         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                          William K. Jurika
                                          Chairman and Principal Executive
                                          Officer

Oakland, California
November 1, 1996


EXHIBIT LIST
------------


Exhibit A         Form of new Investment Management Agreement

                                                                       Exhibit A
                                                                       ---------


                     Form of Investment Management Agreement
                     ---------------------------------------











                                      A1-1

                                      PROXY

                          JURIKA & VOYLES MINI-CAP FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 5, 1996

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                           JURIKA & VOYLES FUND GROUP


                  The undersigned hereby appoints William K. Jurika and Karl O. Mills, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Jurika & Voyles Mini-Cap Fund (the "Fund"), a separate series of Jurika & Voyles Fund Group (the "Trust"), to be held on December 5, 1996 at the offices of Jurika & Voyles, Inc., 1999 Harrison Street, Suite 700, Oakland, California 94612, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on October 17, 1996. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND NOMINEES LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON OCTOBER 17, 1996. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
                                      A1-1

1. Approval of the new Investment Management Agreement between the Adviser and the Fund:

                  FOR [ ]              AGAINST [ ]          ABSTAIN [ ]


2.       Election of Three Trustees:

         William H. Plageman, Jr.        Judy G. Barber           Paul R. Witkay

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list above.)


              FOR ALL NOMINEES           WITHHOLD
              LISTED ABOVE               AUTHORITY TO VOTE
              (EXCEPT AS MARKED TO       FOR ALL NOMINEES
              THE CONTRARY ABOVE)        LISTED ABOVE             ABSTAIN

                      [ ]                      [ ]                  [ ]





Dated:  ______________, 1996
                                         ___________________________________
                                         Signature


                                         ___________________________________
                                         Title (if applicable)


                                         ___________________________________
                                         Signature (if held jointly)



                                         ___________________________________
                                         Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
                                      A1-2

                                      PROXY

                       JURIKA & VOYLES VALUE + GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 5, 1996

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                           JURIKA & VOYLES FUND GROUP


                  The undersigned hereby appoints William K. Jurika and Karl O. Mills, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Jurika &
Voyles Value + Growth Fund (the "Fund"), a separate series of Jurika & Voyles Fund Group (the "Trust"), to be held on December 5, 1996 at the offices of Jurika & Voyles, Inc., 1999 Harrison Street, Suite 700, Oakland, California 94612, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on October 17, 1996. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND NOMINEES LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON OCTOBER 17, 1996. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
                                      A1-1

1. Approval of the new Investment Management Agreement between the Adviser and the Fund:

                  FOR [ ]             AGAINST [ ]          ABSTAIN [ ]


2.       Election of Three Trustees:

         William H. Plageman, Jr.     Judy G. Barber       Paul R. Witkay

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list above.)


               FOR ALL NOMINEES          WITHHOLD
               LISTED ABOVE              AUTHORITY TO VOTE
               (EXCEPT AS MARKED TO      FOR ALL NOMINEES
               THE CONTRARY ABOVE)       LISTED ABOVE            ABSTAIN

                      [ ]                     [ ]                  [ ]





Dated:  ______________, 1996
                                         ___________________________________
                                         Signature


                                         ___________________________________
                                         Title (if applicable)


                                         ___________________________________
                                         Signature (if held jointly)



                                         ___________________________________
                                         Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
                                      A1-2

                                      PROXY

                          JURIKA & VOYLES BALANCED FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 5, 1996

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                           JURIKA & VOYLES FUND GROUP


                  The undersigned hereby appoints William K. Jurika and Karl O. Mills, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Jurika & Voyles Balanced Fund (the "Fund"), a separate series of Jurika & Voyles Fund Group (the "Trust"), to be held on December 5, 1996 at the offices of Jurika & Voyles, Inc., 1999 Harrison Street, Suite 700, Oakland, California 94612, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on October 17, 1996. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND NOMINEES LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON OCTOBER 17, 1996. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
                                      A1-1

1. Approval of the new Investment Management Agreement between the Adviser and the Fund:

                  FOR [ ]             AGAINST [ ]          ABSTAIN [ ]


2.       Election of Three Trustees:

         William H. Plageman, Jr.        Judy G. Barber          Paul R. Witkay

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list above.)


               FOR ALL NOMINEES          WITHHOLD
               LISTED ABOVE              AUTHORITY TO VOTE
               (EXCEPT AS MARKED         FOR ALL NOMINEES
               TO THE CONTRARY           LISTED ABOVE            ABSTAIN
               ABOVE)

                      [ ]                     [ ]                  [ ]





Dated:  ______________, 1996
                                         ___________________________________
                                         Signature


                                         ___________________________________
                                         Title (if applicable)


                                         ___________________________________
                                         Signature (if held jointly)



                                         ___________________________________
                                         Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.
                                      A1-2

                         INVESTMENT MANAGEMENT AGREEMENT
                         -------------------------------


                  THIS INVESTMENT MANAGEMENT AGREEMENT made as of the __th day of December, 1996, by and between JURIKA & VOYLES FUND GROUP, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and J.V. PARTNERS, L.P., a Delaware limited partnership (hereinafter called the "Manager").


                                   WITNESSETH:

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

                  WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

                  1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

                  2.       Duties of Manager.

                           (a)      General  Duties.  The  Manager  shall act as
xinvestment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations;
(ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative or distribution related services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

                           (b)      Brokerage.  The Manager  shall place  orders
for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

                  It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

                  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

                           (c)      Administrative  Services.  The Manager shall
oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs
(a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

                  3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

                  4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

                  6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

                  7.       Expenses.

                           (a)      With respect to the  operation of each Fund,
the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

                           (b)      Each Fund is responsible for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's Shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c)      To the extent the  Manager  incurs any costs
by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

                  8.       Investment Advisory and Management Fee.

                           (a)      Each Fund shall pay to the Manager,  and the
Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

                           (b)      The management fee shall be accrued daily by
each Fund and paid to the Manager on the first business day of the succeeding month.

                           (c)      The initial fee under this  Agreement  shall
be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d)      The  Manager  may reduce any  portion of the
compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year, second succeeding fiscal year or third succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Manager has agreed.

                           (e)      The Manager may agree not to require payment
of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

                  9. Fund Share Activities of Manager's Officers and Employees. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

                  10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

                  11.      Manager's Liabilities.

                           (a)      In the absence of willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

                           (b)      The Funds shall  indemnify and hold harmless
the Manager and the shareholders, directors, officers and employees of the Manager (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (c)      No  provision  of this  Agreement  shall  be
construed to protect any Trustee or officer of the Trust, or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

                  12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

                  13. Term. This Agreement shall become effective with respect to each Fund upon the latter of the requisite approval of shareholders of the Fund and the closing of the transaction causing the termination of the investment management agreement with the Fund immediately preceding this Agreement and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

                  14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

                  15.      Termination  by  Assignment.   This  Agreement  shall
terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

                  16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

                  17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

                  19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

                  20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.


JURIKA & VOYLES FUND GROUP                  J.V. PARTNERS, L.P.
                                            By J.V. Asset Management, Inc.,
                                            its general partner


By:_______________________                         By:_________________________

Title:____________________                         Title:______________________

                           JURIKA & VOYLES FUND GROUP

                                   APPENDIX A
                       to Investment Management Agreement


The provisions of the Investment Management Agreement between the Trust and the Manager apply to the following series of the Trust.

         1.       Jurika & Voyles Small Cap Fund (Effective December __, 1996)

         2.       Jurika & Voyles Value + Growth (Effective December __, 1996)

         3.       Jurika & Voyles Balanced Fund (Effective December __, 1996)

         4.       Jurika & Voyles Mini Cap Fund (Effective December __, 1996)

JURIKA & VOYLES FUND GROUP                 J.V. PARTNERS, L.P.
                                           By J.V. Asset Management, Inc.
                                           its general partner

By: ___________________________                  By: ___________________________

Title: ________________________                  Title: ________________________

                           JURIKA & VOYLES FUND GROUP

                                   APPENDIX B
                       to Invetment Management Agreement

         Each Fund shall pay to the Manager, as a full compensation for all investment management, advisory and administrative services furnished or provided to such Fund, pursuant to the Investment Management Agreement made as of December __, 1996, a management fee based upon each Fund's average daily net assets at the following per annum rates:

         1.       Jurika & Voyles Small        -       0.90%
                  Cap Fund

         2.       Jurika & Voyles Value +      -       0.85%
                  Growth Fund

         3.       Jurika & Voyles Balanced     -       0.85%
                  Fund

         4.       Jurika & Voyles Mini         -       1.00%
                  Cap Fund